CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
REVENUE:
Contract and grant revenue	$ 3,338	$ 3,597
Sales - devices and disposables	72	25
Cost of goods sold	117	106
Gross Loss	(45)	(81)
OPERATING EXPENSES:
Claim settlement		3,622
Research and development	3,227	2,779
Sales and marketing	424	287
General and administrative	3,923	3,584
Total operating expenses	7,574	10,272
Operating loss	(4,281)	(6,756)
OTHER INCOME		192
INTEREST EXPENSE	(72)	(80)
LOSS FROM OPERATIONS	(4,353)	(6,644)
PROVISION FOR INCOME TAXES
NET LOSS	$ (4,353)	$ (6,644)
BASIC AND DILUTED NET LOSS PER SHARE	$ (0.08)	$ (0.14)
WEIGHTED AVERAGE SHARES OUTSTANDING	57,429	48,868